UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2015

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2015, The Manitowoc Company, Inc. (the “Company”) announced that Lawrence J. Weyers will assume the role of President of the Company’s Crane segment, effective January 6, 2015. Eric P. Etchart, who had been serving as President of the Crane segment since April 2007, will assume the role of Senior Vice President, Business Development of the Company, effective January 6, 2015.

Mr. Weyers, age 52, has served as Global Executive Vice President of Manitowoc Cranes for the last year and has held various executive management positions with the Company’s Crane segment since joining the Company in 1998, including Executive Vice President Cranes - Americas from 2007 to 2014 and Executive Vice President of Crane Care from 2004 to 2007. Prior to joining the Company, Mr. Weyers was general manager sales and marketing for Woods Equipment Company (IL) and held various positions in Kubota Tractor Corporation (CA). Mr. Weyers earned a Bachelor of Science degree in agricultural mechanization from the University of Wisconsin - Madison.

Mr. Weyer’s annual base salary as President of the Crane segment will be $425,000. As a result of this promotion, Mr. Weyer’s target annual award under the Company’s annual incentive plan will be 75% of his base salary. He will continue to be eligible for grants under the Company’s equity compensation plans. Mr. Weyers remains an employee at will; however, the Company will enter into a Contingent Employment Agreement with him in connection with his promotion similar to the agreements it has with its other executive officers. The Company’s form of Contingent Employment Agreement was attached as Exhibit 10.3(b) to its Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Mr. Weyers will also be provided with other benefits customarily provided to executive officers, including a car allowance and reimbursement of financial planning fees. For a description of the annual incentive awards, long-term incentive awards, the form of Contingent Employment Agreement and the other benefits available to the Company’s executive officers, please see the Company’s definitive proxy statement for its 2014 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 21, 2014.

Mr. Weyers is a current employee of the Company, but does not otherwise have any direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1	The Manitowoc Company, Inc. press release dated January 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: January 7, 2015	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Furnished Herewith

99.1	The Manitowoc Company, Inc. press release dated January 6, 2015	X